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                                                                    EXHIBIT 10.2


                      AMENDED AND RESTATED PROMISSORY NOTE

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                                LOAN TERMS TABLE

LENDER: National Realty Finance L.C., a Missouri limited liability company, its successors and assigns
LOAN NO.:  6348
LENDER'S ADDRESS: 911 Main Street, Suite #1400, Kansas City, Missouri 64105 LENDER'S FACSIMILE NO.: (816) 221-8848
BORROWER: Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership
BORROWER'S ADDRESS:  24 Frank Lloyd Wright Drive, Lobby L, 4th Floor,
                     P.O. Box 544, Ann Arbor, Michigan  48106-0544
BORROWER'S FACSIMILE NO.:  (734) 994-1376
BORROWER'S TAX IDENTIFICATION NUMBER: 38-3304095
PROPERTY: Each real property and the improvements thereon located as described on Schedule A attached hereto and incorporated herein by reference (collectively referred to as the "PROPERTIES" or individually as a "PROPERTY")
NOTE DATE: March ____, 1999
ORIGINAL PRINCIPAL AMOUNT:  $3,276,000.00
MATURITY DATE: April 1, 2009
INTEREST RATE: 8.50 percent (8.50%) per annum
INITIAL INTEREST PAYMENT PER DIEM: $773.50
MONTHLY PAYMENT: $28,429.89
MONTHLY INTEREST ONLY PAYMENT DATE: May 1, 1999 and on the first day of each successive month thereafter to and including April 1, 2001
MONTHLY PAYMENT DATE: May 1, 2001 and on the first day of each successive month thereafter
FINANCIAL STATEMENT REPORTING DEPOSIT:  $138.33
DEFEASANCE LOCK-OUT PERIOD: The period of time commencing on the Note Date and expiring on the date (the "Defeasance Lock-Out Expiration Date") which is two
(2) years and fifteen (15) days after the "startup day" within the meaning of
Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended (together with any successor statute and the related Treasury Department Regulations including temporary regulations, the "Code") of any "real estate mortgage investment conduit" within the meaning of Section 860D of the Code ("REMIC") that holds this Note
PREPAYMENT CONSIDERATION: During the Defeasance Lock-Out
Period, the greater of: (a) 5% of the Outstanding Principal Balance (hereinafter defined) of the Note which is being prepaid, or (b) the Yield Maintenance Amount (hereinafter defined)


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         1. LOAN AMOUNT AND RATE. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the "Outstanding Principal Balance"), with interest on the

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         unpaid Outstanding Principal Balance from the date of disbursement of the Loan (as hereinafter defined) proceeds of this Promissory Note ("Note") at the Interest Rate. Interest shall be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on a 360 day year. The loan evidenced by this Note will sometimes hereinafter be called the "Loan". The above Loan Terms Table (hereinafter referred to as the "Table") is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth therein.

         2. PRINCIPAL AND INTEREST PAYMENTS. Payments of principal and interest shall be made as follows:

         (a) An interest payment on the date of disbursement in an amount calculated by multiplying the Initial Interest Payment Per Diem by the number of days from (and including) the date of the disbursement of the Loan proceeds through the last day of the calendar month in which the disbursement was made; and

         (b) Interest only at the Interest Rate shall be payable in arrears on the Outstanding Principal Balance on the Monthly Interest Only Payment Date through and including April 1, 2001; and

         (c) A Monthly Payment on each Monthly Payment Date until the Maturity Date, each of such payments to be applied: (i) to the payment of interest computed at the Interest Rate; and (ii) the balance applied toward the reduction of the principal balance of the Loan; and

         (d) If not sooner paid, the balance of the principal amount of the Loan, all unpaid interest thereon, and all other amounts owed to Lender pursuant to this Note or any other Loan Document (as hereinafter defined) or otherwise in connection with the Loan or the security for the Loan shall be due and payable on the Maturity Date.

         3. SECURITY FOR NOTE. This Note is secured by first deeds of trust, mortgages, or deeds to secure debt (which are herein collectively referred to as the "SECURITY INSTRUMENTS" or individually as a "SECURITY INSTRUMENT") encumbering each Property. This Note, the Security Instruments, and all other documents and instruments evidencing and/or securing this Note whether now or hereafter executed by Borrower or others in connection with or related to the Loan, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or completion/repair, debt service, tenant finish/leasing commissions, earn-out or other escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the "LOAN DOCUMENTS" or individually as a "LOAN DOCUMENT". Notwithstanding anything to the contrary contained herein or in the Loan Documents to the contrary, the term "Loan Documents" shall not include any Environmental Indemnity Agreement executed by Borrower to Lender with respect to the Property located in California. All amounts that are now or in the future become due and payable under this Note, the Security Instruments, or any other Loan Document, including any Prepayment Consideration (as hereinafter defined)


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         and all applicable expenses, costs, charges, and fees will be referred to herein as the "DEBT." The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the sole discretion of Lender, and may be exercised as often as an occasion shall occur. The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

         4. FINANCIAL STATEMENT REPORTING DEPOSIT; REBATE OF DEPOSIT. In addition to and concurrently with each interest only payment and with each Monthly Payment, Borrower shall also pay to Lender a constant monthly amount equal to the Financial Statement Reporting Deposit. On the first day of the fourteenth (14th) month following the date of the initial disbursement of funds under this Note (the "Disbursement Date"), and on an annual basis thereafter during the term of this Note, Lender shall remit to Borrower a portion of the Financial Statement Reporting Deposit then held by Lender in an amount equal to the aggregate amount of the Financial Statement Reporting Deposit actually received by Lender during the twelve (12) month period ending upon the immediately prior annual anniversary of the Disbursement Date (the "Annual Compliance Period") provided that no Event of Default (as hereinafter defined), including any failure by Borrower to strictly comply with the financial reporting requirements set forth in the Security Instruments, is currently existing or has occurred in the Annual Compliance Period.

         5. PAYMENTS. All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender's Address or such other place as the holder hereof may designate in writing. Each payment made hereunder shall be made in immediately available funds and must state the Borrower's Loan Number. If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in computing interest in connection with such payment. Any payment on this Note received after 2:00 o'clock p.m. (CST or other applicable current time in Kansas City, Missouri) shall be deemed to have been made on the next succeeding Business Day. All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever. All payments from Borrower to Lender following the occurrence and during the continuance of an Event of Default shall be applied in such order and manner as Lender elects in its sole discretion in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document, in reduction of interest due on unpaid principal, or in reduction of principal. Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an uncured Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, and/or after Lender commences enforcement of its remedies under any Loan Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or 3 forbearing in the pursuit of any remedies under the Loan Documents. Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced




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         hereby. As used herein, the term "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in Kansas City, Missouri.

         6. LATE CHARGE. If any sum payable under this Note or any other Loan Document is not received by Lender by close of business on the fifth (5th) day after the date on which it was due, Borrower shall pay to Lender an amount (the "Late Charge") equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such Late Charge shall be secured by the Security Instruments and other Loan Documents. The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

         7. DEFAULT RATE. Upon the occurrence and during the continuance of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the Outstanding Principal Balance at the rate of four percent (4%) per annum above the Interest Rate ("Default Rate") but in no event greater than the maximum rate permitted by applicable law. Interest shall accrue and be payable at the Default Rate from the occurrence of an Event of Default until all Events of Default have been fully cured. Such accrued interest, if not paid on demand, shall be added to the Outstanding Principal Balance, and interest shall accrue on such accrued interest at the Default Rate until fully paid. Such accrued interest shall be secured by the Security Instruments and other Loan Documents. Borrower agrees that Lender's right to collect interest at the Default Rate is given for the purpose of compensating Lender at reasonable amounts for Lender's added costs and expenses that occur as a result of Borrower's default and that are difficult to predict in amount, such as increased general overhead, concentration of management resources on problem loans, and increased cost of funds. Lender and Borrower agree that Lender's collection of interest at the Default Rate is not a fine or penalty, but is intended to be and shall be deemed to be reasonable compensation to Lender for increased costs and expenses that Lender will incur if there occurs an Event of Default hereunder. Collection of interest at the Default Rate shall not be construed as an agreement or privilege to extend the Maturity Date or to limit or impair any rights and remedies of Lender under any Loan Documents. If judgment is entered on this Note, interest shall continue to accrue post-judgment at the greater of (a) the Default Rate or (b) the applicable statutory judgment rate.

         8. COLLECTION EXPENSES. Borrower shall pay on demand, in addition to the principal and interest due, all reasonable expenses of protecting the security for this Note and all expenses of enforcement and collection, including costs for title insurance searches and endorsements, retention of collection agents, court costs and litigation expenses in connection with any proceedings of any nature, including appellate and bankruptcy proceedings, and all reasonable attorneys' fees and expenses, whether incurred as part of or separately from any formal legal proceedings.


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         9.  PREPAYMENT; DEFEASANCE.

         (a) PREPAYMENT.

             (i) RESTRICTIONS. Voluntary prepayment of this Note is prohibited except during the last ninety (90) days of the term when prepayment may be made in whole, but not in part, without payment of any premium or penalty, on any Monthly Payment Date. However, if (a) the tenant of any Property (each a "TENANT") shall validly exercise its purchase option to acquire such Property in accordance with the terms of its lease (each a "PURCHASE OPTION") at any time prior to the Defeasance Lock-out Expiration Date, (b) Borrower complies in all respects with the applicable provisions of this Section 9(a), and (c) as of the Prepayment Date (as hereinafter defined), no Event of Default exists and no event exists that, with the passage of time, giving of notice, or modification or termination of the automatic stay of Section 362 of the Bankruptcy Code, may become an Event of Default ("Default"), Borrower shall be permitted and is hereby obligated to prepay the Loan in part but not in whole. Each such prepayment shall be deemed a "PURCHASE OPTION PREPAYMENT", and the entire amount payable by Tenant under such lease to exercise its Purchase Option (the "PURCHASE PRICE") shall be paid directly to Lender for application by Lender as hereinafter provided. Notwithstanding anything to the contrary contained herein, Borrower shall use best efforts to cause such Purchase Option Prepayments to occur during the first twenty (20) calendar days of any month during the term of this Note.

             (ii) NOTICE. Borrower shall give written notice to Lender specifying the date on which a Purchase Option Prepayment shall be made (the "PREPAYMENT DATE"). Borrower shall cause Lender to receive this notice not more than sixty (60) days and not less than (30) days prior to the Prepayment Date. If the Purchase Option is exercised, the amount of the Purchase Option Prepayment shall be due and payable on the Prepayment Date, unless (a) an event shall occur outside of Borrower's control that prevents the Purchase Option Prepayment, or (b) Borrower has elected not to consummate the transaction which would result in the Purchase Option Prepayment. If such an event shall occur, the Note, Security Instruments and Loan Documents shall continue in full force and effect as if the notice of prepayment had not been given.

             (iii) PREPAYMENT CONSIDERATION. The entire Purchase Price shall be used to make the Purchase Option Prepayment and pay the Prepayment Consideration attributable thereto. Borrower acknowledges that the amount to be allocated as between the Prepayment Consideration and the Purchase Option Prepayment cannot be determined until on or about the Prepayment Date. Lender shall determine in its sole discretion the amount of the Purchase Option Prepayment to be applied to the Outstanding Principal Balance and the amount to be applied to the Prepayment Consideration, which shall be computed in accordance with the Table and Section 9(a)(iv) hereof. Borrower acknowledges that the Prepayment Consideration is a bargained for consideration and not a penalty, and Borrower recognizes that Lender will incur substantial additional costs and expenses in the event of a Purchase Option Prepayment and that the Prepayment Consideration compensates Lender for such costs and expenses and the loss of Lender's investment opportunity for the principal amount being prepaid during the period from the Prepayment Date until the Maturity Date. Borrower agrees that Lender shall not, as a condition to receiving any Prepayment Consideration, be obligated to actually reinvest the

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                  amount prepaid in any treasury obligation or in any other
                  manner whatsoever.

             (iv) YIELD MAINTENANCE AMOUNT. The "YIELD MAINTENANCE AMOUNT" (as the term is used in the Table and elsewhere in this Note) shall mean the excess of: (A) the present value, as of the Prepayment Date, of each of the then remaining scheduled payments of principal and interest payable under this Note from the Prepayment Date through the Maturity Date (including any balloon payment) determined by: (1) subtracting from each then remaining scheduled payment of principal and interest the amount of principal and interest that is still scheduled to be paid on the due date thereof following the Purchase Option Prepayment; and (2) discounting such payments (using simple discounting) at the Discount Rate (hereinafter defined); over (B) the amount of principal being prepaid. The term "DISCOUNT RATE" shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "TREASURY RATE" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

             (v) Borrower shall provide to Lender on or before the Prepayment
Date:

                 (a) an opinion satisfactory to Lender in its sole discretion of a qualified valuation expert satisfactory to Lender in its sole discretion, stating, among other things but without substantive qualification, that (1) the loan-to-value ratio of the Loan and all of the collateral for the Loan under the Loan Documents will not in such expert's opinion change significantly as a result of the Purchase Option Prepayment and partial release and any other transactions that occur pursuant to the provisions of this Section 9(a); and (2) immediately after the occurrence of such transaction the fair market value of the collateral that secures the Loan will be at least equal to eighty percent (80%) of the amount of the Loan; and

                 (b) an opinion of counsel for Borrower satisfactory to Lender in its sole discretion, delivered to Lender by counsel satisfactory to Lender in its sole discretion, stating, among other things but without substantive qualification, that (1) neither the Purchase Option Prepayment nor any other transaction that occurs pursuant to the provisions of this Section 9(a) has caused or will cause the Loan (including for this purpose the Loan Documents) to cease to be a "qualified mortgage" within the meaning of Section 860G of the Code, either under the provisions of Treasury Regulation Sections 1.860G-2(a)(8) or 1.860G-2(b) (as such regulations may be amended or superseded from time to time) or under any other provision of the Code or otherwise, and (2) each of any REMIC or any other entity that holds this Note will not cease to be qualified as a REMIC or as such other type of entity as a result of the Purchase Option Prepayment and/or any


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                     other transaction that occurs pursuant to the provisions of this Section 9(a).

             (vi) Borrower shall pay all costs and expenses including reasonable attorneys' fees incurred by Lender or its servicers or other agent(s) in connection with any Purchase Option Prepayment and related transactions, including review of the foregoing opinions and any court costs and litigation expenses incurred in connection with any attempted revocation or nullification of the exercise of any Purchase Option by a Tenant.

             (vii) It shall be an event of default under this Note (a "PURCHASE OPTION PREPAYMENT DEFAULT") if (a) Borrower fails to strictly comply with all of the requirements of the preceding clauses (i) through (vi) of this Section 9(a) on or before the Prepayment Date, (b) the disposition of a Property pursuant to the exercise of any Purchase Option is consummated (whether in accordance with the terms of the lease, by order of any court or otherwise), and (c) Lender receives or is required to receive the Purchase Price. If a Purchase Option Prepayment Default shall occur, Lender may declare the entire Debt, including the principal balance of the Loan (deducting therefrom the amount of the Purchase Price actually received by Lender, which shall be applied to the Outstanding Principal Balance), all accrued interest, and all costs, expenses, charges and fees payable under any Loan Document, together with any applicable Default Prepayment Consideration (which shall be calculated on the entire Outstanding Principal Balance without deduction for the amount of the Purchase Price), immediately due and payable.

         (b) DEFEASANCE.

             (i) FULL DEFEASANCE. Provided that as of the Release Date (as hereinafter defined) the Debt has not been accelerated, no Default or Event of Default exists, Borrower may cause the release of the Properties from the liens of the Security Instruments and the other Loan Documents (a "FULL DEFEASANCE") on any Monthly Payment Date following the Defeasance Lock-out Expiration Date upon Borrower's satisfaction of the following conditions:

                 (A) Borrower shall provide Lender not less than thirty (30)
             days prior written notice specifying a Monthly Payment Date (such Date, or any extended date upon which Borrower and Lender may mutually agree is referred to herein as the "RELEASE DATE") on which the Full Defeasance transaction is to be consummated;

                 (B) On the Release Date Borrower shall pay in full all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Release Date, including all costs and expenses including attorneys' fees incurred by Lender or its servicers or other agent(s) or to or on behalf of any rating agencies in connection with such release and related transactions (including the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined) and related documentation) together with a defeasance processing fee in an amount equal to one-half of one percent (0.5%) of the then Outstanding Principal Balance but in no event less than
             (A) $10,000 or greater than (B) $20,000; and


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                 (C) Borrower shall deliver the following, all of which must be satisfactory to Lender in its sole discretion, at or prior to the release of the Properties and substitution of the Defeasance
             Collateral:

                     (1) Direct, non-callable and non-redeemable securities
                 evidencing an obligation to pay principal and interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged ("GOVERNMENT SECURITIES") in amounts sufficient to pay all scheduled principal and interest payments required under this Note (the "DEFEASANCE COLLATERAL"), which securities provide for payments prior, but as close as possible, to the Business Day prior to each successive Monthly Payment Date occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Payment required to be made hereunder for the balance of the term hereof plus the amount required to be paid on the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender in its sole discretion (including such instruments as may be required by the depository institution or other entity holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement (as hereinafter defined) a valid, first priority lien and security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interest;

                     (2) any and all agreements, certificates, opinions,
                 documents or instruments required by Lender in its sole discretion in connection with the Full Defeasance including (a) a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "DEFEASANCE SECURITY AGREEMENT"), and (b) any and all agreements, certificates, opinions, documents, or instruments required by Lender in its sole discretion that affect or relate in any way to the maintenance by any REMIC that holds this Note of its qualification and status for tax purposes as a REMIC (collectively "REMIC QUALIFICATION DOCUMENTS");

                     (3) a certificate of Borrower certifying that (a) all of
                 the requirements set forth in this Section 9(b) have been satisfied, (b) the transactions that are being carried out pursuant to this Section 9(b) (including specifically the release of the lien of the Security Instrument) are being effected to facilitate the disposition of the Property or any other customary commercial transaction and not as part of an arrangement to collateralize a


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
                 REMIC offering with obligations that are not real estate mortgages, and (c) the amounts of the Defeasance Collateral comply with all the requirements of this Section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                     (4) an opinion of counsel for Borrower satisfactory to
                 Lender in its sole discretion, delivered to Lender by counsel satisfactory to Lender in its sole discretion, stating, among other things but without substantive qualification, that (a) Lender has a valid, duly perfected, first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, (b) neither the Full Defeasance nor any other transaction that occurs pursuant to the provisions of this Section 9(b) has caused or will cause the Loan (including for this purpose the Loan Documents) to cease to be a "qualified mortgage" within the meaning of Section 860G of the Code, either under the provisions of Treasury Regulation Sections 1.860G-2(a)(8) or 1.860G-2(b) (as such regulations may be amended or superseded from time to time) or under any other provision of the Code or otherwise, and (c) each of any REMIC or any other entity that holds this Note will not cease to be qualified as a REMIC or as such other type of entity as a result of the Full Defeasance and/or any other transaction that occurs pursuant to the provisions of this Section 9(b);

                     (5) a certificate and opinion delivered by an independent
                 certified public accounting firm acceptable to Lender in its sole discretion (a) certifying that the amounts of the Defeasance Collateral comply with all the requirements of this
                 Section including the requirement that the Defeasance Collateral shall generate monthly amounts equal to or greater than the Scheduled Defeasance Payments; (b) setting forth the change in the yield of the Loan that results from the Full Defeasance and any other transactions that occur pursuant to the provisions of this Section 9(b), including supporting computations which shall be made in a manner that is consistent with the provisions of Treasury Regulation Sections 1.1001-3(e)(1) and (2), and (c) opining that such change has not constituted or caused and will not constitute or cause a significant modification of the Loan (including for this purpose the Loan Documents) under such provisions of the regulations;

                     (6) written confirmation from the rating agencies that have rated any of the securities issued by any REMIC that holds this Note to the effect that the Full Defeasance will not result in a downgrading, withdrawal or


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                 qualification of the respective ratings in effect immediately prior to such Full Defeasance for any rated securities then outstanding, and if required by any rating agency or Lender, a non-consolidation opinion with respect to the Defeasance Obligor (as hereinafter defined) in form and substance satisfactory to Lender and such rating agency; and

                     (7) Borrower shall (unless otherwise agreed to in writing
                 by Lender in its sole discretion), at Borrower's sole expense, assign all of its obligations under this Note, together with the Defeasance Collateral, to a successor entity ("DEFEASANCE OBLIGOR") designated by Borrower and approved by Lender in its sole discretion that is a single purpose, bankruptcy remote entity as determined by Lender in its sole discretion. The Defeasance Obligor shall execute an assumption agreement pursuant to which it shall assume Borrower's obligations under this Note, the Loan Documents, and the Defeasance Security Agreement. As conditions to such assignment and assumption, Borrower shall (a) deliver to Lender an opinion of counsel satisfactory to Lender in its sole discretion, delivered to Lender by counsel satisfactory to Lender in its sole discretion, stating, among other things, that such assumption agreement has been duly authorized and is enforceable against Borrower and the Defeasance Obligor in accordance with its terms, that the Note, the Defeasance Security Agreement and the other Loan Documents, as so assumed, have been duly authorized and are enforceable against the Defeasance Obligor in accordance with their respective terms, and that the delivery of the Defeasance Collateral to the Defeasance Obligor does not constitute a fraudulent transfer, preferential payment, or other voidable transfer under applicable bankruptcy law, subject only to such reasonable and customary conditions, limitations, exceptions and assumptions as are reasonably satisfactory to Lender, and (b) pay all costs and expenses including attorneys' fees incurred by Lender or its servicer or other agent(s) in connection with such assignment and assumption (including the review of the proposed transferee and the preparation of the assumption agreement and related documentation). Upon such assumption, Borrower shall be relieved of its obligations under this Note, the Defeasance Security Agreement and the other Loan Documents, other than those obligations which are specifically intended to survive the payment of this Note and the termination, satisfaction or assignment of this Note, the Defeasance Security Agreement or the other Loan Documents or the exercise of Lender's rights and remedies under any of such documents and instruments.

                 (D) Upon compliance with the requirements of this Section,
             Lender shall
                 release the Properties from the liens of the Security Instruments and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note and all other obligations under the Loan Documents. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the liens of the Security Instruments from the Properties. Borrower, pursuant to the Defeasance Security Agreement, shall authorize and direct that the payments received from Defeasance Collateral be made directly to Lender and applied to satisfy the obligations of Borrower under this Note.

                     (E) Upon the release of the Properties in accordance with
                 this Section 9(b), Borrower shall have no further right to prepay this Note. Borrower shall pay any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Section.

                     (F) If any notice of Full Defeasance is given pursuant to
                 Section 9(b)(i)(A), Borrower shall be required to defease the Loan on the Release Date (unless such notice is revoked by Borrower prior to the Release Date in which event Borrower shall immediately reimburse Lender for any and all reasonable costs and expenses incurred by Lender in connection with Borrower's giving of such notice and revocation).

                     (G) At Borrower's request, Lender may agree in its sole
                 discretion that Lender or its servicer or other agent, acting on Borrower's behalf as Borrower's agent and attorney-in-fact, shall purchase the Defeasance Collateral that Borrower is required to deliver to Lender pursuant to Section 9(b)(i)(C)(1). If such an agreement is made then Borrower shall deposit with Lender or Lender's servicer or other agent, as directed by Lender or Lender's agent(s), on or prior to the Release Date a sum of money sufficient to purchase the Defeasance Collateral. By making such deposit Borrower shall thereby appoint Lender or Lender's servicer or other agent as Borrower's agent and attorney-in-fact, with full power of substitution, for the purpose of purchasing the Defeasance Collateral with the funds so provided and delivering the Defeasance Collateral to Lender pursuant to Section 9(b)(i)(C)(1).

                     (H) Notwithstanding any release of the Security Instrument or any Full Defeasance hereunder, the Defeasance Obligor shall, and hereby agrees to be, bound by and obligated under Sections
                 3.1 (Payment of Debt), 7.2 (Further Acts Etc.), 7.4(a) (Estoppel Certificates), 11.2 (Application of Proceeds), 11.7 (Other Rights Etc.) and 14.2 (Marshalling and Other Matters) and Article 13

              (Indemnification) of the Security Instrument; provided, however, that all references therein to "PROPERTY" or "PERSONAL PROPERTY" shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

             (ii) PARTIAL DEFEASANCE. If any Tenant shall have validly exercised its Purchase Option to acquire a Property after the Defeasance Lock-out Expiration Date, Borrower may cause the release of such Property from the lien of the Security Instrument encumbering such Property and the other Loan Documents and substitute collateral as provided herein (a "PARTIAL DEFEASANCE") on any Monthly Payment Date following the Defeasance Lock-Out Expiration Date provided that, as of the Release Date, the Debt has not been accelerated, no Default or Event of Default exists, and upon satisfaction of the following conditions:

                 (A) Immediately available funds shall have been wired to
             Lender's servicing agent or other designee (the "SERVICER") or, if there is no Servicer, Lender or Lender's designee (Servicer, Lender, or Lender's designee being herein sometimes referred to for this purpose as the "DEFEASANCE AGENT") in an amount (the "PROCEEDS") equal to the greater of (1) the Purchase Price of such Property, net of closing costs, or (2) the net present value as determined by the Defeasance Agent in its sole discretion, using the weighted average yield of the Government Securities purchased pursuant to Section 9(b)(ii)(B) as the discount rate to compute such value, of the partial defeasance principal amount set forth on Schedule B attached hereto attributable to the Property that is the subject of the Purchase Option (the "PARTIAL DEFEASANCE PRINCIPAL AMOUNT") together with interest thereon at the Interest Rate from the Release Date to the Maturity Date;

                 (B) Borrower hereby appoints Defeasance Agent as Borrower's agent and attorney-in-fact to utilize all Proceeds (or as much of the Proceeds as is possible) to purchase Government Securities, which securities provide for payments ("PARTIAL SCHEDULED DEFEASANCE PAYMENTS") that replicate as closely as possible (ie. are made in the same proportions as) the scheduled payments due under this Note for the balance of the term hereof including the amount (adjusted to reflect any Purchase Option Prepayments received by Lender prior to the Defeasance Lock-Out Expiration
             Date) required to be paid on the Maturity Date, all as determined by the Defeasance Agent in its sole discretion (all such Government Securities are hereinafter referred to as the "PARTIAL DEFEASANCE COLLATERAL"). If the Defeasance Agent determines in its sole discretion that all Proceeds cannot be used to purchase Partial Defeasance Collateral, then such excess Proceeds shall be delivered to Borrower. Each Government Security included in the Partial Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender in its sole discretion (including such instruments as may be required by the depository institution or other entity holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement a valid, first priority lien and security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interest.

                 (C) Borrower shall have provided Lender with not less than thirty (30) days prior written notice specifying the Release Date on which the Partial Defeasance transaction is to be consummated;

                 (D) On the Release Date, Borrower shall have paid in full all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Release Date, including all costs and expenses including reasonable attorneys' fees incurred by Lender or the Defeasance Agent or to or on behalf of any rating agencies in connection with such release and related transactions (including the review of the proposed Partial Defeasance Collateral and the preparation of the Defeasance Security Agreement and related documentation) together with a defeasance processing fee in an amount equal to one-half of one percent (0.5%) of the portion of the Outstanding Principal Balance being defeased, but in no event less than (A) $10,000 or greater than (B) $20,000; and

                 (E) Defeasance Agent shall have obtained, as Borrower's agent and on Borrower's behalf at Borrower's sole cost and expense, the following, all of which must be satisfactory to Lender in its sole discretion, at or prior to the release of any Property and substitution of the Partial Defeasance Collateral:

                     (1) any and all agreements, certificates, opinions or
                 documents required by Lender in its sole discretion in connection with the Partial Defeasance including a Defeasance Security Agreement and any REMIC Qualification Documents;

                     (2) a certificate certifying that (a) all of the
                 requirements set forth in this Section 9(b)(ii) have been satisfied, (b) the transactions that are being carried out pursuant to this Section 9(b)(ii) (including specifically the release of the lien of any Security Instrument) are being effected to facilitate the disposition of one or more of the Properties or any other customary commercial transaction and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and (c) the amounts of the Partial Defeasance Collateral comply with all the requirements of this section including, the requirement that the Partial Defeasance Collateral shall generate monthly amounts equal to or greater than the Partial Scheduled Defeasance Payments required to be paid under this Note through the Maturity Date;

                     (3) an opinion of counsel for Borrower satisfactory to
                 Lender in its sole discretion, delivered to Lender by counsel satisfactory to Lender in its sole discretion, stating, among other things but without substantive qualification, that (a) Lender has a valid, duly perfected, first priority security interest in the Partial Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, (b) neither the Partial Defeasance nor any other transaction that occurs pursuant to the provisions of this Section 9(b)(ii) has caused or will cause the Loan (including for this purpose the Loan Documents) to cease to be a "qualified mortgage" within the meaning of
                 Section 860G of the Code, either under the provisions of Treasury Regulation Sections 1.860G-2(a)(8) or 1.860G-2(b) (as such regulations may be amended or superseded from time to time) or under any other provision of the Code or otherwise, and (c) each of any REMIC or any other entity that holds this Note will not cease to be qualified as a REMIC or as such other type of entity as a result of the Partial Defeasance and/or any other transaction that occurs pursuant to the provisions of this Section 9(b)(ii);

                     (4) a certificate and opinion delivered by an independent
                 certified public accounting firm acceptable to Lender in its sole discretion (a) certifying that the amounts of the Partial Defeasance Collateral comply with all the requirements of this
                 Section including the requirement that the Partial Defeasance Collateral shall generate monthly amounts equal to or greater than the Partial Scheduled Defeasance Payments; and (b) setting forth the change in the yield of the Loan that results from any Partial Defeasance and any other transactions that occur pursuant to the provisions of this Section 9(b)(ii), including supporting computations which shall be made in a manner that is consistent with the provisions of Treasury Regulation Sections 1.1001-3(e)(1) and (2), and opining that such change has not constituted or caused and will not constitute or cause a significant modification of the Loan (including for this purpose the Loan Documents) under such provisions of the regulations;

                     (5) written confirmation from the rating agencies that have rated any of the securities issued by any REMIC that holds this Note to the effect that no Partial Defeasance will result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Partial Defeasance for any rated securities then outstanding, and if required by any rating agency or Lender, a non-consolidation opinion with respect to the Defeasance Obligor in form and substance satisfactory to Lender and such rating agency; and

                     (6) Defeasance Agent, as Borrower's agent and
                 attorney-in-fact, shall cause Borrower, at Borrower's sole expense, to assign an undivided interest in the Note equal to the percentage obtained by dividing the Partial Defeasance Principal Amount by the original principal amount of the Loan (the "PARTIAL DEFEASANCE PORTION") together with the Partial Defeasance Collateral, to the Defeasance Obligor. The Defeasance Obligor shall execute an assumption agreement pursuant to which it shall assume Borrower's obligations under this Note with respect to the Partial Defeasance Portion and the Defeasance Security Agreement. As conditions to such assignment and assumption, Defeasance Agent shall obtain for Lender, at Borrower's sole expense and on Borrower's behalf, an opinion of counsel satisfactory to Lender in its sole discretion delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that such assumption agreement has been duly authorized and is enforceable against Borrower and the Defeasance Obligor in accordance with its terms, that the Note and the Defeasance Security Agreement, as so assumed, have been duly authorized and are enforceable against the Defeasance Obligor in accordance with their respective terms, and that the delivery of the Partial Defeasance Collateral to the Defeasance Obligor does not constitute a fraudulent transfer, preferential payment, or other voidable transfer under applicable bankruptcy law, subject only to such reasonable and customary conditions, limitations, exceptions and assumptions as are reasonably satisfactory to Lender. Borrower shall be solely responsible for paying all reasonable costs and expenses including attorneys' fees incurred by Lender or Defeasance Agent or other agent(s) in connection with such assignment and assumption (including the review of the proposed transferee and the preparation of the assumption agreement and related documentation).

                 (F) Upon compliance with the requirements of this Section
             9(b)(ii), Lender shall release the Property involved in the Partial Defeasance from the lien of the Security Instrument encumbering such Property, and the Partial Defeasance Collateral shall constitute a portion of the collateral securing this Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower or Defeasance Agent to release the lien of the Security Instrument from such Property. Borrower, pursuant to the Defeasance Security Agreement, shall authorize and direct that the payments received from the Partial Defeasance Collateral be made directly to Lender and applied to partially satisfy the obligations of Borrower under this Note. Upon determination of the Partial Scheduled Defeasance Payments, the portion of the Monthly Payment payable from sources other than Partial Defeasance Collateral shall be adjusted by subtracting the monthly Partial Scheduled Defeasance Payment from the amount of the Monthly Payment, and Borrower shall thereafter be required on each Monthly Payment to pay on each Monthly Payment Date such portion of the Monthly Payment from sources of funds other than the Partial Defeasance

             Collateral.

                 (G) Borrower shall pay any revenue, documentary stamp or
             intangible taxes or any other tax or charge due in connection with the transfer of the Partial Defeasance Interest in this Note or otherwise required to accomplish the agreements of this Section.

                 (H) If any notice of Partial Defeasance is given pursuant to
             Section 9(b)(ii)(C), Defeasance Agent shall be required to defease all or any portion of the Loan on a Release Date (unless such notice is revoked by Borrower prior to such Release Date in which event Borrower shall immediately reimburse Lender and Defeasance Agent for any and all reasonable costs and expenses incurred by Lender or Defeasance Agent in connection with Borrower's giving of such notice and revocation).

                 (I) Borrower hereby irrevocably appoints Defeasance Agent as
             Borrower's agent and attorney-in-fact, which appointment is coupled with an interest and with full power of substitution, for the purpose of purchasing the Defeasance Collateral with the Proceeds and delivering the Partial Defeasance Collateral to Lender pursuant to Sections 9(b)(ii)(A) and (B). Borrower hereby ratifies and confirms all acts done or omitted to be done by Defeasance Agent under the authority of such power of attorney.

                 (J) Notwithstanding any release of any Security Instrument or any Partial Defeasance hereunder, the Defeasance Obligor shall, and hereby agrees to be, bound by and obligated under Sections 3.1 (Payment of Debt), 7.2 (Further Acts Etc.), 7.4(a) (Estoppel Certificates), 11.2 (Application of Proceeds), 11.7 (Other Rights Etc.) and 14.2 (Marshalling and Other Matters) and Article 13 (Indemnification) of the Security Instruments; provided, however
             (a) all references therein to "PROPERTY" or "PERSONAL PROPERTY" shall be deemed to refer only to the Partial Defeasance Collateral delivered to Lender, and (b) the Defeasance Obligor shall be only obligated to pay a portion of the Debt equal to the Partial Defeasance Portion.

                 (K) It shall be an event of default under this Note (a "PARTIAL
             DEFEASANCE DEFAULT") if (a) Borrower fails to strictly comply with all of the requirements of the preceding clauses (A) through (J) of this Section 9(b)(ii) on or before the Release Date, (b) the disposition of a Property pursuant to the exercise of any Purchase Option is consummated (whether in accordance with the terms of the lease, by order of any court, or otherwise), and (c) Lender receives or is required to receive the Purchase Price. If a Partial Defeasance Default shall occur, Lender may declare the entire Debt, including the principal balance of the Loan (deducting therefrom the amount of the Purchase Price actually received by Lender, which shall be applied to the Outstanding Principal Balance), all accrued interest, and all costs, expenses, charges and fees payable under any Loan

Document, together with any applicable Default Prepayment Consideration (which shall be calculated on the entire Outstanding Principal Balance without deduction for the amount of the Purchase Price), immediately due and payable.

         (c) DEFAULT PREPAYMENT. If a Default Prepayment (as hereinafter defined) occurs, such Default Prepayment shall be deemed to be a voluntary prepayment under this Note and in such case the applicable Default Prepayment Consideration (as hereinafter defined) shall be due and payable to Lender in connection with such Default Prepayment. The Default Prepayment Consideration shall be secured by all security and collateral for the Loan and shall be added to the Outstanding Principal Balance for all purposes including accrual of interest, judgment on the Note, foreclosure (whether through power of sale, judicial proceeding, or otherwise), redemption, and bankruptcy (including pursuant to Section 506 of the United States Bankruptcy Code). The term "DEFAULT PREPAYMENT" shall mean a prepayment of the principal amount of this Note made after occurrence of a Default or Event of Default under any circumstances including a prepayment in connection with reinstatement of any Security Instrument provided by statute under foreclosure proceedings or exercise of power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure or power of sale, any sale in foreclosure or under exercise of a power of sale or otherwise (including pursuant to a credit bid made by Lender in connection with such sale), or any other collection action by Lender. Classification and treatment of Lender's claim pursuant to a plan of reorganization in bankruptcy shall also be deemed to be a Default Prepayment hereunder. The "DEFAULT PREPAYMENT CONSIDERATION" (as the term is used in this Note) shall mean the present value, as of the date of the occurrence of the Default, of the remaining scheduled payments of principal and interest from the date of the occurrence of the Default through the Maturity Date (including any balloon payment), which shall be determined by discounting such payments (using simple discounting) at the Discount Rate less the amount of principal being prepaid.

         10. MAXIMUM RATE PERMITTED BY LAW. All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding any usury limit prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Borrower.

         11. EVENTS OF DEFAULT; ACCELERATION OF AMOUNT DUE. Lender may in its sole discretion, without notice to Borrower, declare the entire Debt, including the principal balance of the Loan, all accrued interest, and all costs, expenses, charges and fees payable under any Loan Document, together with any applicable Default Prepayment Consideration, immediately due and payable, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, if any of the following (the "EVENTS OF DEFAULT") occurs and continues beyond any applicable cure period:

         (a) Borrower fails to make full and punctual payment of any amount payable on a monthly basis hereunder, under any Security Instrument, or under any other Loan Document, which failure is not cured on or before the fifth (5th) day after the date of written notice from Lender to Borrower of such failure;

         (b) Borrower fails to make full payment of the Debt when due, whether on the Maturity Date, upon acceleration or prepayment, or otherwise, following the expiration of any applicable grace period provided in the Security Instrument or any other Loan Document;

         (c) Borrower fails to make full and punctual payment of any Late Charges, costs and expenses due hereunder, or any other sum of money required to be paid hereunder (other than any payment described in subclauses (a) and (b) immediately above) or under the Security Instruments or any other Loan Document which failure is not cured on or before the twentieth (20th) day after Lender's written notice to Borrower that such payment is required; or

         (d) a Prepayment Purchase Option Default or a Partial Defeasance Default shall occur; or

         (e) an Event of Default occurs under any Security Instrument or any other Loan Document.

         12. TIME OF ESSENCE. Time is of the essence with regard to each provision contained in this Note.

         13. TRANSFER AND ASSIGNMENT. This Note may be freely transferred and assigned by Lender. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instruments.

         14. AUTHORITY OF PERSONS EXECUTING NOTE. Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

         15. SEVERABILITY. The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way be impaired.

         16. BORROWER'S WAIVERS. Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally. No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

         17. GOVERNING LAW. This Note has been delivered to and accepted by Lender in the State of Missouri, and shall be governed and construed generally according to the laws of the State of Missouri without regard to the conflicts of law provisions thereof ("GOVERNING STATE").

         18. JURISDICTION AND VENUE. BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN THE GOVERNING STATE AND IN EACH JURISDICTION IN WHICH ANY PROPERTY IS LOCATED (EACH A "SITUS STATE"). VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE DEBT OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) EITHER A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE OR IN EACH SITUS STATE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND EACH SITUS STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE AND EACH SITUS STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. Borrower hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Note or any of the other Loan Documents may not be enforced in or by those courts, or that it is exempt or immune from execution,
(iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

         19. NOTICES. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient (with a second copy sent by registered or certified regular mail); or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next Business Day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as set forth in the Table. From time to time either party may designate another address than the address set forth for all purposes of this Note by giving the other party no less than ten
(10) days' advance notice of such change of address in accordance with the notice provisions hereof.

         20. AVOIDANCE OF DEBT PAYMENTS. To the extent that any payment to Lender and/or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower (or Borrower's successor) as a debtor in possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked "paid" or otherwise cancelled or satisfied and/or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of "paid" or other similar marking shall be of no force and effect.

         21. NONRECOURSE. Lender shall not be entitled to recover any deficiency judgment against Borrower or any general partner or limited partner of Borrower on this Note, provided, however, the foregoing shall not be interpreted to: (a) impair or affect the right of Lender to enforce any of its rights or remedies (other than any right to a deficiency judgment) provided for in any of the Loan Documents or under applicable law in full accordance with the terms thereof including but not limited to the right of Lender to name Borrower or any general partner of Borrower as a party defendant in any action or suit for specific performance, foreclosure, or sale (or similar remedy) under the Security Instrument, or any other Loan Document; (b) impair or affect the validity or enforceability of any guaranty, indemnity agreement (including but not limited to any environmental indemnity agreement), letter of credit, or other similar third party agreement or undertaking made in connection with this Note, the Security Instrument, or any other Loan Document; (c) impair or affect Lender's right to offset any and all amounts outstanding under any of the Loan Documents against any claim or amount that may be asserted against Lender by Borrower or any partners, members, shareholders, or other owners of legal or beneficial interests in Borrower; (d) affect the validity or enforceability of or impair the right of Lender to bring suit and obtain specific performance or personal, recourse judgment to enforce the liability of Borrower or any other person or entity to the extent of, and Borrower hereby agrees to be personally liable for, any loss, damage, cost, expense, liability, or claim incurred by or made against Lender (including all attorneys' fees and expenses and other collection and litigation expenses) arising out of or in connection with any of the following:

             (i) Borrower or any affiliate, agent, or employee of Borrower misappropriates any rents or other Property income or collateral proceeds including but not limited to insurance or condemnation proceeds or awards;

             (ii) Borrower or any affiliate, agent, or employee of Borrower fails to apply or pay over any tenant security deposits or other refundable deposits in accordance with the terms of the applicable lease or other agreement or the Security Instrument or any other Loan Document;

             (iii) Borrower or any affiliate, agent, or employee of Borrower receives rents or other payments from tenants more than one month in advance and fails to apply them in accordance with the Loan Documents;

             (iv) following the occurrence and during the continuance of an Event of Default, Borrower or any affiliate, agent, or employee of Borrower (including Borrower in its capacity as a debtor or debtor in possession in a bankruptcy proceeding) fails either to apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

             (v) waste is committed on the Property during a period while Borrower or any affiliate, agent, or employee of Borrower is in possession thereof ("waste" meaning the diminution in the Property's value resulting from Borrower's negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner);

             (vi) any damage to the Property or the Lender is caused as a result of the intentional misconduct or gross negligence of Borrower or any affiliate, agent, or employee of Borrower;

             (vii) any Property is removed in violation of the terms of the Loan Documents;

             (viii) Borrower fails, in accordance with the terms of the Loan Documents, to maintain insurance or to pay taxes, assessments, or other liens or claims that could create liens affecting the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

             (ix) there is any fraud or material misrepresentation by Borrower or any of its affiliates, any guarantor, any indemnitor or any agent, employee, or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower, or any guarantor or indemnitor ("apparent authority" meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing); or

             (x) Borrower fails, following the occurrence and during the continuance of an Event of Default, to deliver to Lender on demand all security deposits, books and records relating to the Property and in the possession or control of Borrower or any affiliate, agent, or employee of Borrower.

Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code to file a claim for the full amount of the Debt (as defined in the Security Instrument) or to require that all collateral shall continue to secure all of the Debt.

         22. MISCELLANEOUS. Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought. If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several. As used in this Note, (i) the terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to," (ii) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, and (v) the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators. In the event of a conflict between or among the terms, covenants, conditions or provisions of the Loan Documents, the term(s), covenant(s), condition(s) and/or provision(s) that Lender may elect to enforce from time to time so as to enlarge the interest of Lender in its security, afford Lender the maximum financial benefits or security for the Debt, and/or provide Lender the maximum assurance of payment of the Debt in full shall control. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

         23. WAIVER OF COUNTERCLAIM AND JURY TRIAL. BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS. ADDITIONALLY, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN.

         24. CONSOLIDATION, RENEWAL, AMENDMENT AND RESTATEMENT. This Note fully and effectively consolidates, renews, amends, and restates (i) that certain Promissory Note dated this same date herewith in the principal sum of $2,621,019.00 from Borrower to the order of National Realty Funding L.C. ("Funding Note"), as endorsed to Lender and assigned under that certain Assignment of Loan Documents dated this same date herewith from National Realty Funding L.C. to Lender, and (ii) that certain Promissory Note dated this same date herewith in the principal sum of $654,981.00 from Borrower to the order of Lender ("Finance Note"). The Funding Note and the Finance Note have been modified and consolidated under the terms of that certain Consolidation and Modification Agreement executed this same date herewith between Lender and Borrower. This Note fully consolidates, renews, amends, and restates the Funding Note and the Finance Note for all purposes into one obligation and indebtedness at law and does not constitute payment of the Funding Note or Finance Note, and shall in no event be deemed to constitute a novation, waiver, release, discharge or other extinguishment of the indebtedness evidenced by the Funding Note or the Finance Note. The indebtedness evidenced by the Funding Note and Finance Note henceforth shall be evidenced by this Note and payable on the terms and conditions set forth herein, and such indebtedness is hereby ratified and confirmed in all respects.

         Intending to be fully bound, Borrower has executed this Note effective as of the day and year first above written.

BORROWER:                    CAPTEC FRANCHISE CAPITAL PARTNERS
                             L.P. IV, a Delaware limited partnership

                             By: CAPTEC NET LEASE REALTY, INC., a
                                 Delaware corporation, its General Partner


                                 By:
                                 Name:
                                 Title:








         Pay to the order of                                          , without
recourse.

                               NATIONAL REALTY FINANCE L.C.,
                               Missouri limited liability company


                               By:

                               Name:
                               Title:

STATE OF ________________   )
                            )  ss.
COUNTY OF _______________   )

         On this         day of                  , 1999, before me,
                    , a Notary Public in and for said state, personally appeared
                           ,                                of Captec Net Lease
Realty, Inc., a Delaware corporation, general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, known to be to be the person who executed the within instrument on behalf of said limited partnership and acknowledge to me that he executed the same for the purposes therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                                 -----------------------------------------------
                                 Notary Public in and for Said County and State


                                 -----------------------------------------------
                                 (Type, print or stamp the Notary's name below his or her signature.)


                                 My Commission Expires:
                                 ---------------------------

                                   SCHEDULE A

                      LOCATION OF REAL PROPERTY COLLATERAL

1.       Arby's, 4740 Cemetery Road, Hilliard, Ohio.

2.       Taco Bell, 32270 Van Dyke, Warren, Michigan.

3.       Taco Bell, 67555 Main Street, Richmond, Michigan.

4        Tony Roma's, 775 Vista Ridge Mall Drive, Lewisville, Texas.

5.       Del Taco, 3624 California Avenue, Bakersfield, California

6.       Winger's USA, 2336 E. Baseline Road, Mesa, Arizona.

SCHEDULE B

                                    CAPTEC IV

                                              Allocated Loan                   Partial Defeasance
Name/Address                                      Amount                       Principal Amount(1)
------------                                      ------                       -------------------

Taco Bell                                        $385,541.00                        $481,926.00
32270 Van Dyke
Warren, Michigan

Arby's                                           $398,136.00                        $497,670.00
4740 Cemetery Road
Hilliard, Ohio

Taco Bell                                        $385,541.00                        $481,926.00
6755 Main Street
Richmond, Michigan

Winger's USA                                     $499,998.00                        $624,997.00
2336 E. Baseline Road
Mesa, Arizona










NEW / NEW
MRBEL   658758



----------------------
         (1)125% of Allocated Loan Amount




27